UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2016

PayPal Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36859	47-2989869
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2211 North First Street
San Jose, CA 95131
(Address of principal executive offices)

(408) 967-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2016, PayPal Holdings, Inc. (the “Company”) announced that Wences Casares had been appointed as a new member of the Company’s Board of Directors, effective January 12, 2016. Mr. Casares fills a vacancy created by an increase in the size of the Company’s Board of Directors from eight to nine, and his term of office will expire at the Company’s 2016 annual meeting of stockholders or until his successor has been elected and qualified. In addition, Mr. Casares joined the Compensation Committee of the Board effective January 12, 2016, replacing David Moffett, who will continue to serve as the Company’s Lead Independent Director and Audit Committee Chair.

As a non-employee director, Mr. Casares will be entitled to receive compensation in accordance with the Company’s Independent Director Compensation Policy, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

There is no arrangement or understanding between Mr. Casares and any other persons pursuant to which Mr. Casares was appointed as a director. Furthermore, there are no transactions between Mr. Casares and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing Mr. Casares’ appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Company also announced that it intends to hold its first Annual Meeting of Stockholders (the “Annual Meeting”) on May 25, 2016, at a time and location to be determined and specified in the Company’s proxy statement related to the Annual Meeting.

In accordance with the advance notice requirements contained in the Company’s amended and restated bylaws, for director nominations or other business to be brought before the Annual Meeting by a stockholder, written notice must be delivered no later than the close of business on February 25, 2016, to PayPal Holdings, Inc., Attn: Corporate Secretary, 2211 North First Street, San Jose, California 95131. These stockholder notices also must comply with the requirements of our amended and restated bylaws and will not be effective otherwise.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1+	Independent Director Compensation Policy
99.1	Press Release dated January 13, 2016

+ Indicates a management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PayPal Holdings, Inc.
(Registrant)

Date: January 14, 2016	/s/ Russell S. Elmer
Name: Russell S. Elmer
Title: Vice President, Deputy General Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1+	Independent Director Compensation Policy
99.1	Press Release dated January 13, 2016

+ Indicates a management contract or compensatory plan or arrangement.